EXHIBIT 10.1

FOURTH AMENDMENT TO LOAN DOCUMENTS

THIS FOURTH AMENDMENT TO LOAN DOCUMENTS (this “Amendment”), dated as of September 22, 2021 is by and among PRESENTATION TECHNOLOGIES, LLC, a Delaware limited liability company, formerly known as Presentation Technologies, Inc., a Texas corporation (singularly and collectively, if more than one party, “Borrower”), J & S AUDIO VISUAL COMMUNICATIONS, LLC, a Texas limited liability company (“J&S”), J&S AUDIO VISUAL DOMINICAN REPUBLIC, LP, a Texas limited partnership (“JSDR”), J&S DR GP, LLC, a Delaware limited liability company (“JSGP”), and PT DR HOLDINGS, LLC, a Delaware limited liability company (“PTDR”, and together with J&S, JSDR, and JSGP, collectively, “Guarantors”, and each, individually, a “Guarantor”), PT HOLDCO, LLC, a Delaware limited liability company (“Pledgor”), and COMERICA BANK (“Bank”).

RECITALS:

A.Bank and Borrower have entered into that certain Credit Agreement dated as of November 1, 2017 (as the same has been or may be amended, restated or otherwise modified from time to time, the “Credit Agreement”).

B.In connection with the Credit Agreement, Borrower, Guarantors executed and delivered that certain Advance Formula Agreement dated as of November 1, 2017 to Bank (as the same has been amended, restate or otherwise modified from time to time, the “Advance Formula Agreement”).

C.To secure the Indebtedness under the Credit Agreement, (a) each Guarantor has executed and delivered to Bank that certain Guaranty dated as of November 1, 2017 (as the same has been or may be amended, restated or otherwise modified from time to time, the “Guaranty”), and (b) Pledgor has executed and delivered to Bank that certain Pledge and Security Agreement dated as of November 1, 2017 (as the same has been or may be amended, restated or otherwise modified from time to time, the “Pledge Agreement”).

E.Borrower and Guarantors have requested Bank to agree to amend the Loan Documents as hereinafter provided.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.1    Definitions.    Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.

ARTICLE II

Amendments to Loan Documents

Section 2.1 Amendment to Section 4(n) of the Credit Agreement. Effective as of the date hereof, Section 4(n) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(n) Capital Expenditures. Without Bank’s prior written consent (which consent shall not be unreasonably withheld, denied, conditioned or delayed), make or incur consolidated non-financed Capital Expenditures in excess of One Million Two Hundred Fifty Thousand and No/100 Dollars ($1,250,000.00), in aggregate during any consecutive four fiscal quarter period of Borrower (the “CapEx Threshold”), tested quarterly; provided, however, that Capital Expenditures may exceed the CapEx Threshold if (i) such payments are funded solely as a result of an investment by Ashford Hospitality Services, LLC, or any affiliate of Ashford Inc. and (ii) the assets purchased as a result of such Capital Expenditures are owned by Borrower and are Collateral under the Loan Documents.

Section 2.2    Amendment to Section 4(s) of the Credit Agreement. Effective as of the date hereof, Section 4(s) of the Credit Agreement is amended and restated to read in its entirety as follows:

(s)Operating Reserve Account.

(i)Beginning on the Third Amendment Effective Date, Borrower shall establish and maintain an operating reserve account (the “Operating Reserve Account”) with Bank with an initial amount of at least $3,000,000 in the aggregate in cash or deposited therein. Except as otherwise provided in this clause (s), Bank shall have exclusive access and control of the Operating Reserve Account. The proceeds of the Operating Reserve Account, as hereby authorized by Borrower, shall be applied to scheduled interest payments when due and payable on the Revolving Credit Note and the Term Note to Bank as well as projected operating losses of the Loan Parties. Within 30 days after the end of each fiscal quarter, in the event such amounts in the Operating Reserve Account are insufficient to pay in full the projected interest expense and operating costs for the forecasted period, as reflected in the projections most recently delivered under Section 4(a)(xi), Borrower shall deposit into such account additional funds in an amount equal to such deficiency. Provided that (i) no Default or Event of Default has occurred and is continuing or would occur as a result of such transfer and (ii) Borrower has timely delivered the projections as required under Section 4(a)(xi), in the event Borrower forecasts an Operating Loss for the calendar month then commencing, Bank shall transfer funds within the first three Business Days of such calendar month, in an amount not to exceed the Operating Loss for such calendar month, from the Operating Reserve Account to the primary deposit account of Borrower held with Bank to be used in the ordinary course of business of Borrower so long as after giving effect to such transfer, the amounts in the Operating Reserve Account exceed the projected amounts needed to pay in full the projected interest expense and operating costs for the forecasted period as reflected in such projections. Any additional requests by Borrower for disbursement of funds held in the Operating Reserve Account may be granted in the sole discretion of Bank, subject to such terms and conditions as Bank may require in its sole discretion. Borrower shall grant to Bank a continuing security interest in the Operating Reserve Account. The funds in the Operating Reserve Account will be released to Borrower upon delivery of evidence from Borrower to Bank, in form and substance reasonably satisfactory to Bank, that (i) Borrower maintained a Fixed Charge Coverage Ratio of no less than 1.20 to 1.0 for two prior consecutive fiscal quarters and (ii) the average Availability of the Borrower was at least $1,000,000 throughout the three month period most recently ended (collectively, the “Operating Reserve Account Release Conditions”).

(ii)Notwithstanding the forgoing, in the event that (A) Borrower provides to Bank projections as required under Section 4(a)(xi) that do not project an Operating Loss over the forecasted period, and (B) no Default or Event of Default has occurred, then the Bank in its sole discretion may modify the requirements above (with exception of the Operating Reserve Account Release Conditions) such that Borrower shall instead maintain a minimum funded balance equal to $1,000,000 (or such other amount determined by Bank in its sole discretion and agreed to by Borrower in writing, provided such amount shall never exceed the amount required on deposit by the preceding paragraph (i) of this clause (s)) (such minimum balance referred to as the “Base Funded Amount”) in the Operating Reserve Account, and Bank would no longer make any monthly transfers from the Operating Reserve Account. Furthermore, Borrower would no longer be required to make any further deposits into the Operating Reserve Account so long as the balance thereof is at least equal to the Base Funded Amount at all times. Borrower acknowledges and agrees that if at any time Borrower’s projections indicate an Operating Loss, Bank is under no obligation to agree or continue to permit the modified requirements described in this paragraph, and Bank retains at all times the ability to require Borrower to either increase the Base Funded Amount or revert to the mechanism detailed in the first paragraph of this clause (s). For the avoidance of doubt, (i) under no circumstance shall the Bank modify the Operating Reserve Account Release Conditions set forth in the preceding paragraph (i) of this clause (s) without Borrower’s written consent and (ii) once the Operating Reserve Account Release Conditions are met, the funds in such account shall be immediately released to Borrower and the obligations of Borrower under this clause (s) shall terminate.

ARTICLE III

No Waiver

Section 3.1 No Waiver. Nothing contained herein shall be construed as a consent to or waiver of any Default or Event of Default, which may now exist or hereafter occur or any violation of any term, covenant or provision of the Credit Agreement or any other Loan Document. All rights and remedies of the Bank are hereby expressly reserved with respect to any such Default or Event of Default. Nothing contained herein shall affect or diminish the right of the Bank to require strict performance by each Loan Party of each provision of any Loan Document to which such Person is a party, except as expressly provided herein. All terms and provisions and all rights and remedies of the Bank under the Loan Documents shall continue in full force and effect and are hereby confirmed and ratified in all respects.

ARTICLE IV

Ratifications

Section 4.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall continue in full force and effect. Each of Borrower, Guarantors, Pledgor and Bank agrees and acknowledges that the Credit Agreement and the other Loan Documents to which such Person is a party, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. The Liens granted in favor of Bank are hereby ratified and confirmed as continuing to secure payment of the Indebtedness. Each Guarantor hereby consents and agrees to this Amendment and agrees the Guaranty shall remain in full force and effect and shall continue to (a) guarantee the Indebtedness (as defined in the Guaranty) and the other amounts and obligations as provided in the Guaranty, and (b) be the legal, valid and binding obligation of such Guarantor and enforceable against such Guarantor in accordance with its terms. Pledgor hereby consents and agrees to this Amendment and agrees the Pledge Agreement shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of Pledgor and enforceable against Pledgor in accordance with its terms. Nothing herein shall in any manner diminish, impair or extinguish any of the obligations of any Loan Party evidenced by the Credit Agreement or any of the other Loan Documents to which such Person is a party or the Liens granted in favor of Bank.

Section 4.2 Representations and Warranties. Each of Borrower, Pledgor and Guarantors hereby represents and warrants to Bank that the representations and warranties contained in the Credit Agreement and the other Loan Documents to which such Person is a party, all as amended hereby, and any other documents executed in connection therewith or herewith are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent stated to relate to a specific earlier date, in which case such representation and warranty is true and correct as of such earlier date.

ARTICLE V

Conditions Precedent

Section 5.1    Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)Bank shall have received, all in form and substance satisfactory to Bank this Amendment properly executed by Borrower, Pledgor, each Guarantor and Bank.

(b)The Bank shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys’ fees and expenses) incurred by the Bank in connection with the preparation, negotiation and execution of this Amendment and any other Loan Document as well as the required payment pursuant to Section 2(a) of the Credit Agreement.

(c)The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent stated to relate to a specific earlier date, in which case such representation and warranty is true and correct as of such earlier date.

(d)No Default or Event of Default shall have occurred and be continuing.

(e)Bank shall have received such other documents, instruments and agreements as Bank may reasonably require.

ARTICLE VI

Miscellaneous

Section 6.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document executed in connection herewith shall survive the execution and delivery of this Amendment, and no investigation by Bank or any closing shall affect the representations and warranties or the right of Bank to rely upon them.

Section 6.2 Reference to Agreement. Each of the Credit Agreement, the Loan Documents and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement or the other Loan Documents, as amended hereby, are hereby amended so that any reference in such documents to the Loan Documents shall mean a reference to the Loan Documents as amended hereby.

Section 6.3 Expenses of Bank. As provided in the Credit Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Credit Agreement or any other document executed in connection therewith, including without limitation the reasonable fees and legal expenses of Bank’s legal counsel.

Section 6.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 6.5 Applicable Law. THIS AMENDMENT AND ALL OTHER DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

Section 6.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Bank, Borrower, Pledgor and Guarantors, and their respective successors and assigns, except none of Borrower or any Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.

Section 6.7 Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement. The signature of a party to any counterpart shall be sufficient to legally bind such party. Bank may remove the signature pages from one or more counterparts and attach them to any other counterpart for the purpose of having a single document containing the signatures of all parties. Delivery of an executed counterpart of a signature page to this Amendment by facsimile, emailed portable document format (“pdf”), or tagged image file format (“tiff”) or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of an original executed counterpart of a signature page to this Amendment. Any party sending an executed counterpart of a signature page to this Amendment by facsimile, pdf, tiff or any other electronic means shall also send the original thereof to Bank within five (5) days thereafter, but failure to do so shall not affect the validity, enforceability, or binding effect of this Amendment.

Section 6.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 6.9 Release. EACH OF BORROWER, PLEDGOR AND GUARANTORS HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES BANK, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS FROM ALL CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN TO BORROWER OR GUARANTORS, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER, PLEDGOR OR SUCH GUARANTOR MAY NOW HAVE AGAINST BANK, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF

CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “ADVANCES”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT, OR THE OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS WAIVER.

Section 6.10 ENTIRE AGREEMENT. THE CREDIT AGREEMENT, THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THE CREDIT AGREEMENT OR THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[Remainder Of Page Intentionally Left Blank. Signature Pages Follow.]

Executed as of the date first written above.

BORROWER:

PRESENTATION TECHNOLOGIES, LLC

By:    /s/ CHUCK BAUMAN
Chuck Bauman
Chief Executive Officer
Signature Page

GUARANTORS:

PT DR HOLDINGS, LLC

By:    /s/ CHUCK BAUMAN
Chuck Bauman
Chief Executive Officer

J & S AUDIO VISUAL COMMUNICATIONS, LLC

By:    /s/ CHUCK BAUMAN
Chuck Bauman
Chief Executive Officer

J&S DR GP, LLC

By:    Presentation Technologies, LLC,
its Manager

By:    /s/ CHUCK BAUMAN
Chuck Bauman
Chief Executive Officer

J&S AUDIO VISUAL DOMINICAN REPUBLIC, LP By:    J&S DR GP, LLC,
its General Partner

By:    Presentation Technologies, LLC,
its Manager

By:    /s/ CHUCK BAUMAN
Chuck Bauman
Chief Executive Officer
Signature Page

PLEDGOR:
PT HOLDCO, LLC

By:    Ashford Inc.,
its Manager

By:    /s/ ALEX ROSE
Alex Rose
EVP, General Counsel & Secretary
Signature Page

BANK:

COMERICA BANK

By:    /s/ CHRIS D. REED
Chris D. Reed
Vice President
Signature Page